Exhibit 99.1

Nexvet Biopharma plc (“Nexvet”) Rule 17 Announcement

DUBLIN, Ireland – June 2, 2017 – Nexvet Biopharma (Nasdaq: NVET) today announced the following;

Recommended Acquisition for Cash by

ZOETIS BELGIUM S.A.

A WHOLLY-OWNED INDIRECT SUBSIDIARY OF

ZOETIS INC.

of

NEXVET BIOPHARMA PUBLIC LIMITED COMPANY

to be implemented by means of a scheme of arrangement

under Chapter 1 of Part 9 of the Irish Companies Act 2014

Announcement relating to convening of Scheme Meeting

On April 13, 2017, Nexvet Biopharma plc, a public limited company incorporated in Ireland (“Nexvet” or the “Company”) and Zoetis Inc. (“Zoetis”), through its wholly-owned indirect subsidiary Zoetis Belgium S.A. (“Bidco”) announced that they had reached agreement on the terms of a recommended acquisition of Nexvet by Zoetis, through Bidco, whereby Bidco will acquire all of the issued and to be issued ordinary shares of the Company (the “Acquisition”). As outlined in that announcement, the Acquisition is to be implemented by means of a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014.

Nexvet announces that on June 1, 2017 the High Court of Ireland made an order directing that the Scheme Meeting be convened and notes that details in relation to the date, time and place of the Scheme Meeting and related Extraordinary General Meeting (the “EGM”) are as set out below.

The Scheme Meeting and the EGM will commence at 10.00 a.m. and 10.30 a.m. (or, if later, as soon thereafter as the Scheme Meeting shall have been concluded or adjourned), respectively, on July 10, 2017 at the offices of Matheson at 70 Sir John Rogerson’s Quay, Dublin 2, Ireland. All references to time in this announcement are to Irish time.

Nexvet expects to publish and mail to Nexvet Shareholders, a proxy statement, which also constitutes a scheme circular, relating to the Acquisition in the coming days.

Statements Required by the Irish Takeover Rules

The Nexvet Directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the Nexvet Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Evercore Partners International LLP, which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, and Evercore Group L.L.C., which is a securities broker-dealer registered with the U.S. Securities and Exchange Commission (“SEC”) and subject to regulation by the SEC and the Financial Industry Regulatory Authority (“FINRA”) (together with Evercore Partners International LLP, “Evercore”), are acting as financial adviser for Nexvet, including for the purposes of Rule 3 of the Takeover Rules, and no one else in connection with the Acquisition and the other matters referred to in this announcement, and will not be responsible to anyone other than Nexvet for providing the protections afforded to clients of Evercore or for providing advice in relation to the Acquisition or any other matters referred to in this announcement. Neither Evercore nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract or in tort, under statute or otherwise) to any person who is not a client of Evercore in connection with this announcement, any statement contained therein or otherwise.

Cowen and Company, LLC (“Cowen”), which is a securities broker-dealer registered with the SEC and subject to regulation by the SEC and the FINRA, is acting as financial adviser for Nexvet and for no one else in connection with the Acquisition and the other matters referred to in this announcement, and will not be responsible to anyone other than Nexvet for providing the protections afforded to clients of Cowen or for providing advice in relation to the Acquisition or any other matters referred to in this announcement.

This announcement is not intended to, and does not, constitute or form any part of any offer or invitation, or the solicitation of an offer, to purchase or otherwise acquire or subscribe for any securities pursuant to the Acquisition or otherwise, nor shall there by any sale, issuance or transfer of securities, in any jurisdiction in contravention of applicable law. This document does not constitute a prospectus or a prospectus equivalent document.

Rule 8 Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of the Company, all “dealings” in any “relevant securities” of the Company (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3:30 p.m. (Eastern time) on the “business day” following the date of the relevant transaction. This announcement will continue until the date on which the Offer Period ends. If two or more persons cooperate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all “dealings” in “relevant securities” of the Company by Zoetis or Bidco or by any party acting in concert with any of them, must also be disclosed by no later than 12p.m. (Eastern time) on the “business day” following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed, can be found on the Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website.

If you are in any doubt as to whether you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

General

Certain capitalised words used in this announcement and not herein defined have the meanings given to such words in the Rule 2.5 Announcement dated April 13, 2017 issued by the Company and Zoetis (the “Rule 2.5 Announcement”). The bases and sources set out in the Rule 2.5 Announcement have been used in this announcement, unless otherwise stated or the context otherwise requires.

A copy of this announcement will be available, free of charge (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on the Nexvet website at www.nexvet.com by no later than 12 p.m. on the business day following this announcement and throughout the course of the Acquisition. Neither the contents of the Nexvet website nor the contents of any other website accessible from hyperlinks are incorporated into, or form part of, this announcement.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, DIRECTLY OR INDIRECTLY (IN WHOLE OR IN PART) IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

About Nexvet (www.nexvet.com)

Nexvet is a clinical-stage biopharmaceutical company focused on transforming the therapeutic market for companion animals, such as dogs and cats, by developing and commercializing novel, species-specific biologics. Nexvet’s proprietary PETization™ platform is designed to rapidly design monoclonal antibodies (mAbs) that are recognized as “self” or “native” by an animal’s immune system, a property Nexvet refers to as “100% species-specificity.” Nexvet’s product candidates build upon the safety and efficacy data from clinically tested human therapies, thereby reducing clinical risk and development cost.

Nexvet is leveraging diverse global expertise and incentives to build a vertically integrated biopharmaceutical company, which conducts drug discovery in Australia, conducts clinical development in the United States and Europe and conducts manufacturing in Ireland.

Further information:

Investors Hershel Berry Blueprint Life Science Group +1 415-375-3340 Ext. 1 hberry@bplifescience.com	Company Damian Lismore CFO, Nexvet Biopharma plc +61 417-351-272 (Aus.) damian.lismore@nexvet.com

Forward looking statements

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward looking statements consist of all statements other than statements of historical fact, including statements regarding our future results of operations and financial position, potential acquisition by Zoetis, ability to access financing on acceptable terms or at all, results of any current or future pivotal study, future expenditures relating to our lead product candidates, time for completion of any of our studies or facilities upgrades, ability to develop our pipeline of product candidates, business strategy, prospective products, ability to successfully manufacture our own product candidates, ability to meet conditions for the receipt of government grants, time for regulatory submissions or ability to qualify for conditional licensure or obtain product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward looking statements. The words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “potential,” “predict,” “project,” “position,” “seek,” “should,” “target,” “will,” “would,” or the negative of these terms or other similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. These forward looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate, and management’s beliefs and assumptions are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors.

Factors that could cause actual results to differ materially from our expectations expressed in this report include those summarized under Risk Factors in our reports on Forms 10-Q and 10-K and the other documents we file from time to time with the Securities and Exchange Commission. Given these risks and uncertainties, you should not place undue reliance on these forward looking statements. Also, forward looking statements represent management’s beliefs and assumptions only as of the date of this press release. Except as required by law, we do not intend, and undertake no obligation, to revise or update these forward looking statements or to update the reasons actual results could differ materially from those anticipated in these forward looking statements, even if new information becomes available in the future.

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